                              LOOMIS, FARGO & CO.

                            1997 STOCK OPTION PLAN



1.0  DEFINITIONS

     The following terms shall have the following meanings unless the context indicates otherwise:

1.1  "Board" shall mean the Board of Directors of the Company.

1.2  "Cause" shall mean:

     (a) the Participant is convicted of, or pleads nolo contendere to, (i) a felony or (ii) a misdemeanor involving moral turpitude; or

     (b) the Participant engages in conduct that constitutes gross neglect or willful misconduct in carrying out his or her duties as an employee of the Company.

1.3 "Change in Control of the Company" shall mean the first to occur of the following events:

     (a) if the Common Stock is not readily tradeable on a national securities exchange or other market system, any "Person" (as such term is used in Sections 3(a)(9) and 13(d) of the Exchange Act) or group of Persons (other than (i) the Loomis Stockholders Trust or any "Affiliate" (as such term is defined in Rule 12b-2 under the Exchange Act) of its unitholders, (ii) Wells Fargo Armored Service Corporation or any of its Affiliates, or (iii) any Subsidiary) becomes a "Beneficial Owner" (as such term is used in Rule 13d-3 under the Exchange Act) of more than 50 percent of the Voting Stock of the Company;

     (b) whether or not the Common Stock is readily tradeable on a national securities exchange or other market system, (i) the Loomis Stockholders Trust and/or any Affiliate of its unitholders, or (ii) Wells Fargo Armored Service Corporation and/or any of its Affiliates becomes a Beneficial Owner of 80 percent or more of the Voting Stock of the Company;

     (c) if the Common Stock is readily tradeable on a national securities exchange or other market system, any Person or group of Persons (other than (i) the Loomis Stockholders Trust or any Affiliate of its unitholders, (ii) Wells Fargo Armored Service Corporation or any of its Affiliates, or (iii) any Subsidiary) becomes a Beneficial Owner of more than 40 percent of the Voting Stock of the Company;

     (d) if the Common Stock is readily tradeable on a national securities exchange or other market system, the majority of the Board consists of individuals other than Incumbent Directors;

     (e) the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets;

     (f) the sale or other disposition of all or substantially all of the assets or business of the Company and its Subsidiaries taken as a whole; or

     (g) the merger, consolidation or combination of the Company with or into another company (the "Other Company"); provided, however, that immediately after the merger, consolidation or combination, the shareholders of the Company immediately prior to the merger, consolidation or combination hold, directly or indirectly, 50 percent or less of the Voting Stock of the surviving company (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the surviving company, any shares received by any "affiliate" (as such term is defined in Rule 12b-2 under the Exchange Act) of the Other Company in exchange for stock of the Other Company).

     Notwithstanding anything contained in the Plan to the contrary, a Change in Control of the Company shall not include an initial public offering of the Company.

1.4 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.5 "Committee" shall mean (i) the Board or (ii) a committee or subcommittee of the Board appointed by the Board from among its members. The Committee may be the Board's Compensation Committee. Unless the Board determines otherwise, the Committee shall be comprised solely of not less than two members who each shall qualify as (x) a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) (or any successor rule) under the Exchange Act and (y) an "outside director" within the meaning of Section 162(m) of the Code and the Treasury Regulations thereunder.

1.6 "Common Stock" shall mean the common stock, $.01 par value per share, of the Company.

1.7  "Company" shall mean Loomis, Fargo & Co., a Delaware corporation.

1.8  "Disability" shall mean:

     (a) a disability as determined under the Company's long-term disability plan or program in effect on the date the disability first occurs; or

     (b) if no such plan or program is in effect on the date the disability first occurs, a "total and permanent disability" (as such term is defined in Code Section 22(e)(3)).

1.9 "Effective Date" shall mean the date on which the Plan is adopted by the Board.

1.10 "Employee" shall mean an employee of the Company or any Subsidiary as described in Treasury Regulation Section 1.421-7(h).

1.11 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, including applicable regulations thereunder.

1.12 "Fair Market Value" shall mean:

     (a) if the Common Stock is readily tradeable on a national securities exchange or other market system, the closing price of the Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date); or

     (b) if the Common Stock is not readily tradeable on a national securities exchange or other market system, the fair market value of a share of Common Stock as determined in good faith by the Board.

1.13 "Incumbent Directors" shall mean the members of the Board as of the Effective Date; provided, however, that any person becoming a director subsequent to such date whose election or nomination for election was supported by a majority of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director.

1.14 "Initial Stock Options" shall mean the Stock Options granted under Section
     6.8 below.

1.15 "ISO" shall mean an "incentive stock option" as such term is used in Code
     Section 422.

1.16 "Non-employee Director" shall mean a member of the Board who is not an Employee.

1.17 "Nonqualified Stock Option" shall mean a Stock Option that does not qualify as an ISO.

1.18 "Participant" shall mean any Employee or Non-employee Director to whom a Stock Option has been granted by the Committee under the Plan in accordance with Section 6 below.

1.19 "Plan" shall mean the Loomis, Fargo & Co. 1997 Stock Option Plan.

1.20 "Stock Option" shall mean the grant by the Committee to a Participant of an option to purchase Common Stock under Section 6 below.

1.21 "Stock Option Agreement" shall mean a written agreement between the Company and the Participant that establishes the terms, conditions, restrictions and/or limitations applicable to a Stock Option in addition to those established by this Plan and by the Committee's exercise of its administrative powers.

1.22 "Subsidiary" shall mean a corporation of which the Company directly or indirectly owns more than 50 percent of the Voting Stock or any other business entity in which the Company directly or indirectly has an ownership interest of more than 50 percent.

1.23 "Treasury Regulations" shall mean the regulations promulgated under the Code by the United States Department of the Treasury, as amended from time to time.

1.24 "Voting Stock" shall mean capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

2.0  PURPOSE AND TERM OF PLAN

2.1 PURPOSE. The purpose of the Plan is to provide motivation to certain key Employees and Non-employee Directors to put forth maximum efforts toward the growth, profitability, and success of the Company and Subsidiaries by providing incentives to such Employees and Non-employee Directors through the ownership and performance of the Common Stock. In addition, the Plan is intended to provide incentives which will attract and retain highly competent individuals as Employees and Non-employee Directors and to assist in aligning the interests of such Employees and Non-employee Directors with those of its stockholders.

2.2 TERM. The Plan shall be effective as of the Effective Date; provided, however, that the Plan shall be approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company within 12 months before or after the Effective Date, and such approval of stockholders shall be a condition to the right of each Participant to receive ISOs hereunder. Any ISO granted under the Plan prior to such approval of stockholders shall be effective as of the date of grant (unless the Committee specifies otherwise at the time of grant), but no such ISO may be exercised or otherwise disposed of prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such ISO shall be cancelled. The Plan shall terminate on the 10th anniversary of the Effective Date (unless sooner terminated by the Board).

3.0  ELIGIBILITY AND PARTICIPATION

3.1 ELIGIBILITY. All Employees of the Company and any Subsidiary are eligible to participate in the Plan. In addition, Non-employee Directors shall be eligible to participate in the Plan.

3.2 PARTICIPATION. Participants shall consist of such Employees and Non-employee Directors as the Committee in its sole discretion designates to receive Stock Options under the Plan. Designation of a Participant in any year shall not require the Committee to designate such person to receive a Stock Option in any other year or, once designated, to receive the same type or amount of Stock Option as granted to the Participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Stock Options.

4.0  ADMINISTRATION

4.1 RESPONSIBILITY. The Committee shall have the responsibility, in its sole discretion, to control, operate, manage and administer the Plan in accordance with its terms.

4.2 AUTHORITY OF THE COMMITTEE. The Committee shall have all the discretionary authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan, including, but not limited to, the following:

     (a) to determine eligibility for participation in the Plan;

     (b) to determine eligibility for and the number of Stock Options granted under the Plan;

     (c) to supply any omission;

     (d) to issue administrative guidelines as an aid to administer the Plan and make changes in such guidelines as it from time to time deems proper;

     (e) to make rules for carrying out and administering the Plan and make changes in such rules as it from time to time deems proper;

     (f) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions, and limitations;

     (g) to accelerate the exercisability of any Stock Option when such action or actions would be in the best interest of the Company;

     (h) to grant Stock Options in replacement of Stock Options previously granted under this Plan or any other incentive compensation plan of the Company; and

     (i) to take any and all other actions it deems necessary or advisable for the proper operation or administration of the Plan.

4.3 ACTION BY THE COMMITTEE. The Committee may act only by a majority of its members. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee. In addition, the Committee may authorize any one or more of its members to execute and deliver documents on behalf of the Committee.

4.4 DELEGATION OF AUTHORITY. The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable; provided, however, that any such delegation shall be in writing. In addition, the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefitted from the Plan, as determined by the Committee.

4.5 DETERMINATIONS AND INTERPRETATIONS BY THE COMMITTEE. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants and their legal representatives.

4.6 LIABILITY. No member of the Board, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated.

4.7 INDEMNIFICATION. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

5.0  SHARES SUBJECT TO PLAN

5.1 AVAILABLE SHARES. The aggregate number of shares of Common Stock which shall be available for grants of Stock Options under the Plan during its term shall be 1,000,000 shares. Such shares of Common Stock available for issuance under the Plan may be either authorized but unissued shares, shares of issued stock held in the Company's treasury, or both, at the discretion of the Company, and subject to any adjustments made in accordance with Section 5.3 below. Any shares of Common Stock underlying Stock Options which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares shall again be available for grants of Stock Options under the Plan.

5.2 MAXIMUM AGGREGATE NUMBER OF SHARES UNDERLYING ALL STOCK OPTIONS GRANTED UNDER THE PLAN TO ANY SINGLE PARTICIPANT. The maximum aggregate number of shares of Common Stock underlying all Stock Options that may be granted to any single Participant during the life of the Plan shall be 600,000 shares, subject to adjustment as provided in Section 5.3 below. For purposes of the preceding sentence, Stock Options that are cancelled or repriced shall continue to be counted in determining such maximum aggregate number of shares.

5.2 ADJUSTMENT TO SHARES. If there shall be any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Stock Option so that each such Stock Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Stock Option had such Stock Option been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of Participants' rights under the Plan, the Committee shall have the authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Stock Options, the exercise price applicable to outstanding Stock Options, and the Fair Market

     Value of the Common Stock and other value determinations applicable to outstanding Stock Options. Appropriate adjustments may also be made by the Committee in the terms of any Stock Options granted under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Stock Options on an equitable basis, including modifications of performance targets and changes in the length of performance periods. In addition, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Stock Options in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, (i) any adjustment with respect to an ISO shall comply with the rules of Code
     Section 424(a), and (ii) in no event shall any adjustment be made which would render any ISO granted hereunder other than an incentive stock option for purposes of Code Section 422.

6.0  STOCK OPTIONS

6.1 IN GENERAL. The Committee is authorized to grant Stock Options to Employees and Non-employee Directors on or after the Effective Date. The Committee shall, in its sole discretion, determine the Employees and the Non-employee Directors who will receive Stock Options and the number of shares of Common Stock underlying each Stock Option. Stock Options may be ISOs or Nonqualified Stock Options. The Committee, in its sole discretion, may grant to any Participant one or more ISOs, Nonqualified Stock Options, or both types of Stock Options. Each Stock Option granted under the Plan shall be evidenced by a Stock Option Agreement which shall be signed by the Committee and the Participant; provided, however, that in the event of any conflict between any provision of the Plan and any provision of a Stock Option Agreement, the provision of the Plan shall prevail. Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time. In addition, each Stock Option shall be subject to the following terms and conditions set forth below in this Section 6.

6.2 EXERCISE PRICE. The Committee shall specify the exercise price of each Stock Option in the Stock Option Agreement; provided, however, that the exercise price of any Stock Option shall not be less than 100 percent of Fair Market Value of the Common Stock on the date of grant.

6.3 TERM OF STOCK OPTION. The Committee shall specify the term of each Stock Option in the Stock Option Agreement; provided, however, that (i) no ISO shall be exercised after the 10th anniversary of the date of grant and (ii) no Stock Option shall be exercised after the 11th anniversary of the date of grant. Each Stock Option shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in the Stock Option Agreement on the date of grant.

6.4 EXERCISE SCHEDULE. The Committee shall specify the exercisability schedule of each Stock Option in the Stock Option Agreement. The Committee may grant Stock Options that are immediately exercisable. If the Committee fails to specify an exercisability schedule in the Stock Option Agreement, 20 percent of such Stock Option shall become exercisable on each of the first 5 anniversaries of the date of grant. The exercisability schedule may be subject to such other terms and conditions as shall be determined by the Committee, including, without limitation, accelerated exercisability if certain performance goals are achieved.

6.5 EXERCISE OF STOCK OPTIONS. The Stock Option exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Common Stock then owned by the Participant, by the withholding of shares of Common Stock for which a Stock Option is exercisable, or by a combination of these methods. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.
     The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock then owned by a Participant, providing the Company with a notarized statement attesting to the number of shares owned by the Participant, where upon verification by the Company, the Company would issue to the Participant only the number of incremental shares to which the Participant is entitled upon exercise of the Stock Option. In determining which methods a Participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate; provided, however, that with respect to ISOs, all such discretionary determinations by the Committee shall be made at the time of grant and specified in the Stock Option Agreement.

6.6 RESTRICTIONS RELATING TO ISOS. In addition to being subject to the terms and conditions of this Section 6, ISOs shall comply with all other requirements under Code Section 422. Accordingly, ISOs may be granted only to Participants who are employees (as described in Treasury Regulation
     Section 1.421-7(h)) of the Company or of any "Parent Corporation" (as defined in Code Section 424(e)) or of any "Subsidiary Corporation" (as defined in Code Section 424(f)) on the date of grant. The aggregate market value (determined as of the time the ISO is granted) of the Common Stock with respect to which ISOs (under all option plans of the Company and of any Parent Corporation and of any Subsidiary Corporation) are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. For purposes of the preceding sentence, (i) ISOs shall be taken into account in the order in which they are granted and (ii) ISOs granted before 1987 shall not be taken into account. ISOs shall not be transferable by the Participant otherwise than by will or the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by such Participant. The Committee shall not grant ISOs to any Employee who, at the time the ISO is granted, owns stock possessing (after the application of the attribution rules of Code Section 424(d)) more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or of any Subsidiary Corporation unless the exercise price of the ISO is fixed at not less than 110 percent of the Fair Market Value of the Common Stock on the date of grant and the exercise of such ISO is prohibited by its terms after the 5th anniversary of the ISO's date of grant. In addition, no ISO shall be issued to a Participant in tandem with a Nonqualified Stock Option issued to such Participant.

6.7 ADDITIONAL TERMS AND CONDITIONS. The Committee may, by way of the Stock Option Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Stock Option, provided they are not inconsistent with the Plan.

6.8 INITIAL STOCK OPTIONS. Notwithstanding any provision contained in the Plan to the contrary, during the 90-day period following the Effective Date the Committee shall grant Stock

     Options (the "Initial Stock Options") to those individuals selected by the Board to receive Initial Stock Options. The Initial Stock Options shall be subject to the following terms and conditions:

     (a) Exercise Price. The exercise price of each Initial Stock Option shall be the Fair Market Value of the Common Stock on the date of grant.

     (b) Term. Each Initial Stock Option shall expire on, and shall not be exercised on and after, the 11th anniversary of the date of grant.

     (c) Exercisability. Each Initial Stock Option shall become exercisable on the 10th anniversary of the date of grant.

     (d) Performance-Based Accelerated Exercisability. Notwithstanding Section 6.8(c) above, a percentage of each Initial Stock Option shall become exercisable earlier than the 10th anniversary of the date of grant (and shall remain exercisable until such Initial Stock Option is scheduled to expire or is otherwise terminated under the terms of the Plan or the Stock Option Agreement) if, during the period beginning on the date that the Common Stock first becomes readily tradeable on a national securities exchange or other market system and ending on December 31, 2002, the daily closing price of the Common Stock is equal to or greater that (i) $10, (ii) $15, (iii) $20, (iv) $25, or (v) $30, for 80
         out of 100 consecutive trading days (each individually a "Stock Price Hurdle"). The percentage of each Initial Stock Option that shall become exercisable as each Stock Price Hurdle is reached is set forth in the matrix below. The "Vesting Start Date" shall be (i) January 24, 1997 or
         (ii) any other date selected by the Committee and which is specified in the Stock Option Agreement.

================================================================================================================
|                                MATRIX OF PERFORMANCE-BASED ACCELERATED                                       |
|                                EXERCISABILITY OF INITIAL STOCK OPTIONS                                       |
================================================================================================================
|                                         | If the daily closing price of the Common Stock is equal            |
|                                         | to or greater than the prices listed below for at least 80         |
|                                         | out of 100 consecutive trading                                     |
|            TIME PERIOD                  | days prior to December 31, 2002:                                   |
|                                         =====================================================================
|           (based on the                 |  $10           $15          $20          $25           $30         |
|       1st 5 anniversaries of the        |====================================================================|
|          Vesting Start Date)            |Then the corresponding percentage of the Initial Stock              |
|                                         |Option listed below will become exercisable during the              |
|                                         |specified Time Period:                                              |
===============================================================================================================|
|                                         |                                                                    |
| Before 1st anniversary:                 | 0%               0%            0%          0%             0%       |
----------------------------------------------------------------------------------------------------------------
| On or after 1st anniversary             |                                                                    |
| but before 2nd anniversary:             | 2%               5%            9%         14%            20%       |
----------------------------------------------------------------------------------------------------------------
| On or after 2nd anniversary             |                                                                    |
| but before 3rd anniversary:             | 4%              10%           18%         28%            40%       |
----------------------------------------------------------------------------------------------------------------
| On or after 3rd anniversary             |                                                                    |
| but before 4th anniversary:             | 6%              15%           27%         42%            60%       |
----------------------------------------------------------------------------------------------------------------
| On or after 4th anniversary             |                                                                    |
| but before 5th anniversary:             | 8%              20%           36%         56%            80%       |
----------------------------------------------------------------------------------------------------------------
|                                         |                                                                    |
| After 5th anniversary:                  | 10%             25%           45%         70%           100%       |
================================================================================================================

7.0  CHANGE IN CONTROL.

7.1 Accelerated Vesting. Notwithstanding any other provision of this Plan to the contrary, if there is a Change in Control of the Company, the Committee, in its sole discretion, may take such actions as it deems appropriate with respect to outstanding Stock Options, including, without limitation, accelerating the exercisability, vesting and/or payout of all or a portion of such Stock Options.

7.2 Cashout. The Committee, in its sole discretion, may determine that, upon the occurrence of a Change in Control of the Company, all or a portion of certain outstanding Stock Option shall terminate within a specified number of days after notice to the holders, and each such holder shall receive, with respect to each share of Common Stock subject to such Stock Option, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option; and such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its sole discretion, shall determine.

8.0  TERMINATION OF EMPLOYMENT

8.1 TERMINATION OF EMPLOYMENT DUE TO DEATH OR DISABILITY. Subject to any written agreement between the Company and a Participant (including the Stock Option Agreement), if a Participant's employment is terminated due to death or Disability:

     (a) all unexercisable Stock Options held by the Participant on the date of the Participant's death or the date of the termination of his or her employment, as the case may be, shall immediately be forfeited by such Participant as of such date; and

     (b) all exercisable Stock Options held by the Participant on the date of the Participant's death or the date of the termination of his or her employment, as the case may be, shall remain exercisable until the earlier of (i) the end of the 12-month period following the date of the Participant's death or the date of the termination of his or her employment, as the case may be, or (ii) the date the Stock Option would otherwise expire.

8.2 TERMINATION OF EMPLOYMENT DUE TO RETIREMENT. Subject to any written agreement between the Company and a Participant (including the Stock Option Agreement), if a Participant's employment is terminated due to retirement:

     (a) all unexercisable Stock Options held by the Participant on the date of the termination of his or her employment due to retirement shall immediately be forfeited by such Participant as of such date;

     (b) all exercisable ISOs held by the Participant on the date of the termination of his or her employment due to retirement shall remain exercisable until the earlier of (i) the end of the 90-day period following the date of the termination of his or her employment due to retirement, or (ii) the date the ISO would otherwise expire; and

     (c) all exercisable Nonqualified Stock Options held by the Participant on the date of the termination of his or her employment due to retirement shall remain exercisable until the earlier of (i) the end of the 36-month period following the date of the termination of his or her employment due to retirement, or (ii) the date the Nonqualified Stock Option would otherwise expire.

8.3 TERMINATION OF EMPLOYMENT FOR CAUSE. Subject to any written agreement between the Company and a Participant (including the Stock Option Agreement), if a Participant's employment is terminated by the Company for Cause, all exercisable and all unexercisable Stock Options held by a Participant on the date of the termination of his or her employment for Cause shall immediately be forfeited by such Participant as of such date.

8.4 OTHER TERMINATIONS OF EMPLOYMENT. Subject to any written agreement between the Company and a Participant (including the Stock Option Agreement), if a Participant's employment is


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     terminated for any reason other than for Cause or other than due to death,
     Disability or retirement:

     (a) all unexercisable Stock Options held by the Participant on the date of the termination of his or her employment shall immediately be forfeited by such Participant as of such date; and

     (b) all exercisable Stock Options held by the Participant on the date of the termination of his or her employment shall remain exercisable until the earlier of (i) the end of the 90-day period following the date of the termination of the Participant's employment or (ii) the date the Stock Option would otherwise expire.

8.5 COMMITTEE DISCRETION. Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its sole discretion, provide that:

     (a) any or all unexercisable Stock Options held by the Participant on the date of the Participant's death and/or the date of the termination of his or her employment shall immediately become exercisable as of such date and, except with respect to ISOs, shall remain exercisable until a date that occurs on or prior to the date the Stock Option is scheduled to expire; and

     (b) any or all exercisable Nonqualified Stock Options held by the Participant on the date of the Participant's death and/or the date of the termination of his or her employment shall remain exercisable until a date that occurs on or prior to the date the Stock Option is scheduled to expire.

8.6 ISOS. Notwithstanding anything contained in the Plan to the contrary, (i) the provisions contained in this Section 8 shall be applied to an ISO only if the application of such provision maintains the treatment of such ISO as an ISO and (ii) the exercise period of an ISO in the event of a termination of the Participant's employment due to Disability provided in Section 8.1 above shall be applied only if the Participant is "permanently and totally disabled" (as such term is defined in Code Section 22(e)(3)).

9.0  TAXES

9.1 WITHHOLDING TAXES. The Company, or the applicable Subsidiary, may require a Participant who exercises a Stock Option granted hereunder to reimburse the corporation or entity which employs such Participant for any taxes required by any governmental regulatory authority to be withheld or otherwise deducted and paid by such corporation or entity in respect of the issuance or disposition of such shares. In lieu thereof, the corporation or entity which employs such Participant shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation or entity to the Participant upon such terms and conditions as the Committee shall prescribe. The corporation or entity that employs such Participant may, in its discretion, hold the stock certificate to which such Participant is entitled upon the exercise of a Stock Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated. In addition, at any time that the Company, Subsidiary or other entity that employs such Participant becomes subject to a withholding obligation under applicable law with respect to


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

     the exercise of a Nonqualified Stock Option (the "Tax Date"), except as set forth below, a holder of a Stock Option may elect to satisfy, in whole or in part, the holder's related personal tax liabilities (an "Election") by
     (i) directing the Company, Subsidiary or other entity that employs such Participant to withhold from shares issuable in the related exercise either a specified number of shares or shares of Common Stock having a specified value (in each case not in excess of the related personal tax liabilities),
     (ii) tendering shares of Common Stock previously issued pursuant to the exercise of a Stock Option or other shares of the Common Stock owned by the holder, or (iii) combining any or all of the foregoing Elections in any fashion. An Election shall be irrevocable. The withheld shares and other shares of Common Stock tendered in payment shall be valued at their Fair Market Value on the Tax Date. The Committee may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate, including conditions or restrictions with respect to Section 16 of the Exchange Act.

9.2 NO GUARANTEE OF TAX CONSEQUENCES. No person connected with the Plan in any capacity, including, but not limited to, the Company and any Subsidiary and their directors, officers, agents and employees makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

10.0 AMENDMENT AND TERMINATION

10.1 TERMINATION OF PLAN. The Board may suspend or terminate the Plan at any time with or without prior notice.

10.2 AMENDMENT OF PLAN. The Board may amend the Plan at any time with or without prior notice; provided, however, that no action authorized by this
     Section 10.2 shall reduce the amount of any outstanding Stock Option or change the terms and conditions thereof without the Participant's consent. No amendment of the Plan shall, without approval of the stockholders of the Company, (i) increase the total number of shares which may be issued under the Plan or the maximum number of shares with respect to all Stock Options that may be granted to any individual under the Plan or (ii) modify the requirements as to eligibility for Stock Options under the Plan. In addition, the Plan shall not be amended without the approval of such amendment by the Company's stockholders if such amendment will disqualify any ISO granted hereunder.

10.3 AMENDMENT OR CANCELLATION OF STOCK OPTION AGREEMENTS. The Committee may amend or modify any Stock Option Agreement at any time by mutual agreement between the Committee and the Participant or such other persons as may then have an interest therein. In addition, by mutual agreement between the Committee and an Employee or Non-employee Director or such other persons as may then have an interest therein, Stock Options may be granted to an Employee or Non-employee Director in substitution and exchange for, and in cancellation of, any Stock Options previously granted to such Employee or Non-employee


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

     Director under the Plan, or any award previously granted to such Employee or Non-employee Director under any other present or future plan of the Company.

11.0 MISCELLANEOUS

11.1 OTHER PROVISIONS. Stock Options granted under the Plan may also be subject to such other provisions (whether or not applicable to the Stock Option granted to any other Participant) as the Committee determines on the date of grant to be appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, to assist the Participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any Stock Option, for the acceleration of exercisability or vesting of Stock Options in the event of a change in control of the Company, for the payment of the value of Stock Options to Participants in the event of a change in control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the Participant's employment in addition to those specifically provided for under the Plan.

11.2 TRANSFERABILITY. Each Stock Option granted under the Plan to a Participant shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the Participant's lifetime, only by the Participant. In the event of the death of a Participant, each Stock Option theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall in its discretion set forth in the Stock Option Agreement on the date of grant and then only by the executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant's rights under the Stock Option shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee, in its discretion, may permit the transferability of a Stock Option (other than an ISO) by a Participant solely to members of the Participant's immediate family or trusts or family partnerships for the benefit of such persons, and subject to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish and include in the Stock Option Agreement.

11.3 LISTING OF SHARES AND RELATED MATTERS. If at any time the Committee shall determine that the listing, registration or qualification of the shares of Common Stock subject to any Stock Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of, or in connection with, the granting of a Stock Option, or the issuance of shares of Common Stock thereunder, such Stock Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

11.4 NO RIGHT, TITLE, OR INTEREST IN COMPANY ASSETS. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be


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

     paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

11.5 NO RIGHT TO CONTINUED EMPLOYMENT OR GRANTS. A Participant's right, if any, to continue to serve the Company as a director, officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan, and the Company or the applicable Subsidiary reserves the right to terminate any Employee at any time. In addition, other than as provided in Section 6 above, the adoption of the Plan shall not be deemed to give any Employee or any other individual any right to be selected as a Participant or to be granted a Stock Option.

11.6 AWARDS SUBJECT TO FOREIGN LAWS. The Committee may grant Stock Options to individual Participants who are subject to the tax laws of nations other than the United States, and such Stock Options may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Stock Options by the appropriate foreign governmental entity; provided, however, that no such Stock Options may be granted pursuant to this Section 11.6 and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.

11.7 GOVERNING LAW. The Plan, all Stock Options granted hereunder and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Texas without reference to principles of conflict of laws, except as superseded by applicable federal law.

11.8 OTHER BENEFITS. No Stock Option granted under the Plan shall be considered compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary nor affect any benefits or compensation under any other benefit or compensation plan of the Company or any Subsidiary now or subsequently in effect.

11.9 NO FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Stock Option. The Committee shall determine whether cash, Common Stock, Stock Options, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.


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